SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 18, 2006

DESERT HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Arizona
(State or other jurisdiction of incorporation or organization)

86-0699108
(IRS Employer Identification Number)

8221 East Evans Road
Scottsdale Arizona 85260
(Address of principal executive offices)

David Stewart, President
Desert Health Products, Inc.
8221 East Evans Road
Scottsdale Arizona 85260
(Name and address of agent for service)

(480) 951-1941
(Telephone number, including area code of agent for service)

Item 7.01 Regulation FD

The following disclosure was inadvertently omitted from the company’s 10-KSB filed April 17, 2006, for year end December 31, 2005:

The audit for our 10-KSB for year end December 31, 2005, has not been completed by our auditors. The audited 10-KSB for year end December 31, 2005, will be filed within thirty days.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESERT HEALTH PRODUCTS, INC.

By: /s/ David Stewart
David Stewart, President

Date: April 18, 2006